UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2011 (November 30, 2011)

GLOBAL INDUSTRIES, LTD.

(Exact name of registrant as specified in its charter)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11490 Westheimer, Suite 400 Houston, Texas		77077
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 529-7979

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the provisions of the Agreement and Plan of Merger dated as of September 11, 2011 among Global Industries (“Global Industries”), Technip S.A. (“Technip”), and Apollon Merger Sub B, Inc., an indirect, wholly-owned subsidiary of Technip (the “Merger Agreement”), on November 30, 2011 the amended and restated articles of incorporation of Global Industries were amended and restated to remove the limitation on non-U.S. ownership of Global Industries common stock. A copy of the amended and restated articles of incorporation of Global Industries is attached as Exhibit 3.1 hereto.

The disclosures contained in this Item 5.03 do not purport to be a complete description of the amended and restated articles of incorporation of Global Industries and are qualified in their entirety by reference to the amended and restated articles of incorporation of Global Industries, which are filed as Exhibit 3.1 hereto and are incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 30, 2011, Global Industries held a special meeting of shareholders (the “Special Meeting”). The following describes the matters considered by Global Industries’ shareholders as well as the final results of the votes cast at the Special Meeting:

1.	The proposal to approve and adopt the Merger Agreement was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
88,829,064	272,311	32,735	0

2.	The proposal to approve and adopt amended and restated articles of incorporation to remove the limitation on non-U.S. ownership of Global Industries common stock contained in the existing articles of incorporation of Global Industries was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
88,827,003	270,390	36,717	0

3.	The proposal to approve, on an advisory, non-binding basis, certain compensation arrangements for Global Industries’ named executive officers in connection with the merger contemplated by the Merger Agreement (the “Merger”) was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
78,727,505	7,647,298	2,759,307	0

Item 8.01 Other Events.

On November 30, 2011, Global Industries issued a press release announcing the results of the Special Meeting and the anticipated closing date of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Global Industries, Ltd.

99.1	Press release, dated as of November 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

By:	/s/ David Dickson
David Dickson
Chief Executive Officer

December 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Global Industries, Ltd.

99.1	Press release, dated as of November 30, 2011